eSpeed Reports Third Quarter 2006 Results
Company Updates Outlook for Full Year 2006

NEW YORK – November 6, 2006 – eSpeed, Inc. (NASDAQ: ESPD), a leading developer of electronic marketplaces and related trading technology for the global capital markets, today reported results for the third quarter ended September 30, 2006.

Third Quarter 2006 Earnings

eSpeed reported a net loss of $0.5 million, or $0.01 per diluted share, for the third quarter of 2006 based on Generally Accepted Accounting Principles (GAAP). To reflect earnings generated from the Company's operations, eSpeed also reported non-GAAP net operating income of $1.2 million, or $0.02 per diluted share. The difference between non-GAAP net operating income and the GAAP net loss for the quarter occurred primarily due to $1.3 million in acquisition-related costs, $0.5 million in patent litigation costs, a $0.2 million charitable contribution to the Cantor Fitzgerald Relief Fund, and a $0.1 million expense related to a tax settlement, partially offset by a payment of $0.5 million relating to a litigation settlement. All of these differences were net of tax.

For comparative purposes, eSpeed reported GAAP net income of $1.9 million, or $0.04 per diluted share, for the third quarter 2005. For the same period, the Company reported non-GAAP net operating income of $2.0 million, or $0.04 per diluted share. The difference between non-GAAP net operating income and GAAP net income for the third quarter 2005 was due to $0.5 million for patent litigation costs, a $0.3 million charitable contribution to the Cantor Fitzgerald Relief Fund, a non-cash charge of $0.03 million related to business partner securities, and $0.6 million gain on investment, all net of tax.

Third Quarter 2006 Revenues

eSpeed's total GAAP and non-GAAP operating revenues for the third quarter of 2006 were $38.1 million. The Company reported GAAP revenues of $38.8 million for the third quarter 2005 and non-GAAP revenues of $37.8 million. The difference between GAAP and non-GAAP revenues for the third quarter of 2005 was due to a $1.0 million gain on the sale of an investment. All of these differences were net of tax.

Fully electronic revenues were $16.8 million in the third quarter of 2006 compared to $18.9 million for the third quarter of 2005. Revenues from Software Solutions in the third quarter of 2006 were $11.3 million versus $9.9 million in the year ago period. Voice assisted and screen assisted revenues totaled $7.5 million in the third quarter of 2006 compared with $7.3 million in the third quarter of 2005. Non-GAAP pre-tax operating margin was 5.1 percent in the third quarter of 2006.

See ‘‘Non-GAAP Financial Measures’’ below for a detailed description of the Company's non-GAAP financial measures.

Third Quarter 2006 Volume and Transactions on the eSpeed System

Fully electronic volume on the eSpeed system, excluding new products, was $9.4 trillion for the third quarter of 2006, up 17.1 percent from $8.0 trillion in the third quarter of 2005. eSpeed's combined voice-assisted and screen-assisted volume for the third quarter of 2006 was $14.1 trillion, an increase of 12.8 percent from $12.5 trillion in the third quarter of 2005.

Fully electronic volume on the eSpeed system for new products, which the Company defines as foreign exchange, interest rate swaps, futures and repos, was $1.2 trillion for the third quarter of 2006, up 213.6 percent against the $376 billion reported in the third quarter of 2005.

Cash Flow & Cash

eSpeed generated cash flow from operations of $20.8 million during the third quarter of 2006, compared with $16.0 million during the third quarter of 2005. The Company also reports free cash flow, which it defines as cash from operations less net cash used in investing activities, including capital expenditures. eSpeed's free cash flow was $12.9 million for the third quarter of 2006 and $11.5 million in the year-earlier period. Excluding related party receivables and payables, free cash flow for the third quarter of 2006 was $7.6 million compared with $11.7 million in the year-ago quarter. As of September 30, 2006, eSpeed's cash and cash equivalents were approximately $191.1 million.

Outlook

For the fourth quarter of 2006, eSpeed expects to generate non-GAAP operating revenues in excess of $39 million and expects non-GAAP net operating income to be in the range of $0.03 to $0.04 per diluted share.

For full year 2006, eSpeed expects to generate non-GAAP operating revenues of approximately $155 million, up from the previous outlook of $154 million. The Company expects non-GAAP operating expenses to be in the range of $144 million to $145 million, an improvement from the previously stated range of $144 million to $147 million. eSpeed currently expects full year 2006 non-GAAP net operating income to be in the range of $0.12 to $0.13 per diluted share, which is an increase from the prior range of $0.10 to $0.12 per diluted share.

The Company will host a conference call on Tuesday, November 7, 2006 at 8:30 a.m EST, to discuss the above results. To listen to the call via audio webcast, please visit www.espeed.com. Please note: listeners must have a Real Media or Windows Media plug in and headphones or speakers to listen to the webcast.

Non-GAAP Financial Measures

To supplement eSpeed's consolidated financial statements presented in accordance with GAAP and to better reflect the Company's quarter-over-quarter and comparative year-over-year operating performance, eSpeed uses non-GAAP financial measures of revenues, net income and earnings per share, which are adjusted to exclude certain expenses and gains. In addition, the Company provides a computation of free cash flow. These non-GAAP financial measurements do not replace the presentation of eSpeed's GAAP financial results but are provided to improve overall understanding of the Company's current financial performance and its prospects for the future. Specifically, eSpeed believes the non-GAAP financial results provide useful information to both management and investors regarding certain additional financial and business trends relating to the Company's financial condition and results from operations. In addition, eSpeed's management uses these measures for reviewing the Company's financial results and evaluating eSpeed's financial performance. For the third quarter of 2006, the difference between GAAP net income and non-GAAP net operating income was ($1.7) million, net of tax. eSpeed considers ‘‘non-GAAP net operating income’’ to be after-tax income generated from the Company's continuing operations excluding certain non-recurring or non-core items such as, but not limited to, asset impairments, litigation judgments, costs or settlements, restructuring charges, costs related to potential acquisitions, charitable contributions, insurance proceeds, business partner securities, gains or losses on investments and similar events. The amortization of patent costs and associated licensing fees (including those made in settlement of litigation) from such patents are generally treated as operating items. Material judgments or settlement amounts paid or received and impairments to all or a portion of such assets are generally treated as non-operating items. Management does not provide guidance of GAAP net income because certain items identified as excluded from non-GAAP net operating income are difficult to forecast.

About eSpeed, Inc.

eSpeed, Inc. (NASDAQ: ESPD) is a leader in developing and deploying electronic marketplaces and related trading technology that offers traders access to the most liquid, efficient and neutral financial markets in the world. eSpeed operates multiple buyer, multiple seller real-time electronic marketplaces for the global capital markets, including the world's largest government bond markets and other fixed income and foreign exchange marketplaces. eSpeed's suite of marketplace tools provides end-to-end transaction solutions for the purchase and sale of financial products over eSpeed's global private network or via the Internet. eSpeed's neutral platform, reliable network, straight-through processing and superior products make it the trusted source for electronic trading at the world's largest fixed income and foreign exchange trading firms and major exchanges. To learn more, please visit www.espeed.com.

Discussion of Forward-Looking Statements by eSpeed, Inc.

The information in this press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are based upon current expectations that involve risks and uncertainties. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Our actual results and the timing of certain events may differ significantly from the results discussed in the forward-looking statements. Factors that might cause or contribute to such a discrepancy include, but are not limited to, our relationship with Cantor Fitzgerald and its affiliates, the costs and expenses of developing, maintaining and protecting our intellectual property, including judgments or settlements paid or received and their related costs, the possibility of future losses and negative cash flow from operations, the effect of market conditions, including trading volume and volatility, our pricing strategy and that of our competitors, our ability to develop new products and services, to enter new markets, to secure and maintain market share, to enter into marketing and strategic alliances, to hire new personnel, to expand the use of our electronic system, to induce clients to use our marketplaces and services and to effectively manage any growth we achieve, the effects of the attacks on the World Trade Center on September 11, 2001, and other factors that are discussed under ‘‘Risk Factors’’ in eSpeed's Annual Report on Form 10-K filed with the Securities and Exchange Commission. We believe that all forward-looking statements are based upon reasonable assumptions when made; however, we caution that it is impossible to predict actual results or outcomes or the effects of risks, uncertainties or other factors on anticipated results or outcomes and that, accordingly, you should not place undue reliance on these statements. Forward-looking statements speak only as of the date when made, and we undertake no obligation to update these statements in light of subsequent events or developments. Actual results and outcomes may differ materially from anticipated results or outcomes discussed in forward-looking statements.

Contacts:

Media:
Tristan B. Peniston-Bird, Director
Gavin Anderson & Company
212-515-1933
TPeniston-Bird@GavinAnderson.com

OR

Adrian Thomas, Director of Communications
44-207-894-8647
athomas@espeed.com

Investors:

Jason McGruder, Vice President, Investor Relations
212-829-4988
jmcgruder@espeed.com

                          eSPEED, INC AND SUBSIDIARIES
                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                 (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

                                                                                             September      December
                                                                                             30, 2006       31, 2005
                                                                                            -------------------------
                                                                                            (Unaudited)

                      ASSETS
Cash and cash equivalents                                                                   $    94,149    $   37,070
Reverse repurchase agreements with related parties                                               96,972       141,365
                                                                                            -------------------------
  Total cash and cash equivalents                                                               191,121       178,435
Fixed assets, net                                                                                56,732        58,291
Investments                                                                                       7,776         7,742
Goodwill                                                                                         12,184        12,184
Other intangible assets, net                                                                      8,479        11,356
Receivables from related parties                                                                  4,633         4,345
Other assets                                                                                     13,231         8,581
                                                                                            -------------------------
               Total assets                                                                 $   294,156    $  280,934
                                                                                            =========================

                     LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Payables to related parties                                                                       5,472         7,588
Accounts payable and accrued liabilities                                                         30,473        19,649
                                                                                            -------------------------
     Total current liabilities                                                                   35,945        27,237

Deferred income                                                                                   7,280         7,593
                                                                                            -------------------------
               Total liabilities                                                                 43,225        34,830
                                                                                            -------------------------

Commitments and contingencies                                                                        --            --

Stockholders' Equity:
Class A common stock, par value $.01 per share; 200,000,000 shares authorized; 36,201,187 and 34,387,380 shares issued at September 30, 2006
and December 31, 2005, respectively                                                                 362           343
Class B common stock, par value $.01 per share; 100,000,000 shares
authorized; 20,497,800 and 22,139,270 shares issued and outstanding at September 30, 2006           205           221
and December 31, 2005, respectively, convertible to Class A common stock
Additional paid-in capital                                                                      299,943       294,987
Unearned stock-based compensation                                                                (1,720)       (1,592)
Treasury stock, at cost; 6,449,991 and 6,488,047 shares of Class A common stock
at September 30, 2006 and December 31, 2005, respectively                                       (62,132)      (62,486)
Retained earnings                                                                                14,273        14,631
                                                                                            -------------------------
               Total stockholders' equity                                                       250,931       246,104
                                                                                            -------------------------

Total liabilities and stockholders' equity                                                  $   294,156    $  280,934
                                                                                            =========================

                          eSPEED, INC. AND SUBSIDIARIES
      CONSOLIDATED STATEMENTS OF INCOME IN ACCORDANCE WITH GAAP (UNAUDITED)
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                             Three Months Ended       Nine Months Ended
                                                                            ---------------------   ---------------------
                                                                            September   September   September   September
                                                                            30, 2006    30, 2005    30, 2006    30, 2005
                                                                            ---------   ---------   ---------   ---------

Revenues:
    Transaction revenues
          Fully electronic transactions with related parties                $  14,598   $  18,933   $  45,983   $  58,174
          Fully electronic transactions with unrelated parties                  2,154          --       4,793          --
                                                                            ---------   ---------   ---------   ---------
               Total fully electronic transactions                             16,752      18,933      50,776      58,174
          Voice-assisted brokerage transactions with related parties            6,125       6,190      20,028      19,128
          Screen-assisted open outcry transactions with related parties         1,398       1,121       4,262       1,931
                                                                            ---------   ---------   ---------   ---------
      Total transaction revenues                                               24,275      26,244      75,066      79,233
                                                                            ---------   ---------   ---------   ---------
    Software Solutions fees from related parties                                7,417       6,099      22,805      18,860
    Software Solutions and licensing fees from unrelated parties                3,914       3,770      11,285      11,712
    Insurance recovery from related parties                                        --          --       3,500          --
    Gain on sale of investments                                                    --       1,015          --       1,015
    Interest income                                                             2,470       1,644       6,925       4,311
                                                                            ---------   ---------   ---------   ---------
          Total revenues                                                       38,076      38,772     119,581     115,131
                                                                            ---------   ---------   ---------   ---------

Expenses:
    Compensation and employee benefits                                         13,616      13,048      39,846      38,989
    Amortization of software development costs and other intangibles            5,738       5,206      18,255      14,376
    Other occupancy and equipment                                               8,130       7,712      28,409      22,657
    Professional and consulting fees                                            2,639       2,018       6,774       7,088
    Communications and client networks                                          2,088       1,931       6,115       5,569
    Marketing                                                                     145         390         742       1,252
    Administrative fees to related parties                                      2,616       3,216       9,713      10,515
    Amortization of business partner and non-employee securities                   --          50          19         310
    Acquisition related costs                                                   2,026          --       2,026       4,124
    Other expenses                                                              1,888       2,491       5,848       7,845
                                                                            ---------   ---------   ---------   ---------
          Total operating expenses                                             38,886      36,062     117,747     112,725
                                                                            ---------   ---------   ---------   ---------

                                                                            ---------   ---------   ---------   ---------
(Loss) income before income taxes                                                (810)      2,710       1,834       2,406
                                                                            ---------   ---------   ---------   ---------

(Benefit) provision for income taxes                                             (306)        837         694         652
                                                                            ---------   ---------   ---------   ---------
Net (loss) income                                                           $    (504)  $   1,873   $   1,140   $   1,754
                                                                            =========   =========   =========   =========

Per share data:

    Basic (loss) earnings per share                                         $   (0.01)  $    0.04   $    0.02   $    0.03
                                                                            =========   =========   =========   =========

    Diluted (loss) earnings per share                                       $   (0.01)  $    0.04   $    0.02   $    0.03
                                                                            =========   =========   =========   =========

    Basic weighted average shares of common stock outstanding                  50,176      50,998      50,243      51,805
                                                                            =========   =========   =========   =========

    Diluted weighted average shares of common stock outstanding                50,176      51,697      51,206      52,586
                                                                            =========   =========   =========   =========

                          eSPEED, INC. AND SUBSIDIARIES
             NON-GAAP CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                             Three Months Ended       Nine Months Ended
                                                                            ---------------------   ---------------------
                                                                            September   September   September   September
                                                                            30, 2006    30, 2005    30, 2006    30, 2005
                                                                            ---------   ---------   ---------   ---------

Revenues:
    Transaction revenues
           Fully electronic transactions with related parties               $  14,598   $  18,933   $  45,983   $  58,174
           Fully electronic transactions with unrelated parties                 2,154          --       4,793          --
                                                                            ---------   ---------   ---------   ---------
                Total fully electronic transactions                            16,752      18,933      50,776      58,174
           Voice-assisted brokerage transactions with related parties           6,125       6,190      20,028      19,128
           Screen-assisted open outcry transactions with related parties        1,398       1,121       4,262       1,931
                                                                            ---------   ---------   ---------   ---------
      Total transaction revenues                                               24,275      26,244      75,066      79,233
                                                                            ---------   ---------   ---------   ---------
    Software Solutions fees from related parties                                7,417       6,099      22,805      18,860
    Software Solutions and licensing fees from unrelated parties                3,914       3,770      11,285      11,712
    Interest income                                                             2,434       1,644       6,490       4,311
                                                                            ---------   ---------   ---------   ---------
           Total non-GAAP revenues                                             38,040      37,757     115,646     114,116
                                                                            ---------   ---------   ---------   ---------

Expenses:
    Compensation and employee benefits                                         13,379      13,048      39,810      38,989
    Amortization of software development costs and other intangibles            5,738       5,206      17,092      14,376
    Other occupancy and equipment                                               8,131       7,712      24,503      22,657
    Professional and consulting fees                                            1,789       1,314       4,387       3,366
    Communications and client networks                                          2,088       1,931       6,115       5,569
    Marketing                                                                     145         390         742       1,252
    Administrative fees to related parties                                      2,616       3,216       9,713      10,515
    Other expenses                                                              2,198       2,113       6,159       7,467
                                                                            ---------   ---------   ---------   ---------
           Total non-GAAP operating expenses                                   36,084      34,930     108,521     104,191
                                                                            ---------   ---------   ---------   ---------

                                                                            ---------   ---------   ---------   ---------
Non-GAAP income before income taxes                                             1,956       2,827       7,125       9,925
                                                                            ---------   ---------   ---------   ---------

Non-GAAP income tax provision                                                     739         827       2,695       3,379

                                                                            ---------   ---------   ---------   ---------
Non-GAAP net operating income                                                   1,217       2,000       4,430       6,546
                                                                            =========   =========   =========   =========

Non-operating (loss) income:
    Charitable contribution Re: 9/11, net of tax                                 (242)       (262)       (242)       (262)
    Amortization of business partner and non-employee securities, net of
      tax                                                                          --         (34)        (11)       (200)
    Litigation costs, net of tax                                                 (530)       (450)     (1,485)     (2,351)
    Acquisition related costs, net of tax                                      (1,260)         --      (1,260)     (2,598)
    Legal settlement, net of tax                                                  458                     458          --
    Gain on sale of investment, net of tax                                         --         619          --         619
    Accelerated depreciation, net of tax                                           --          --        (689)         --
    Office relocation cost, net of tax                                             --          --      (2,360)         --
    Tax settlement, net of tax                                                   (147)         --         226          --
    Insurance recovery from related parties, net of tax                            --          --       2,073          --
                                                                            ---------   ---------   ---------   ---------
           Total non-operating loss                                            (1,721)       (127)     (3,290)     (4,792)
                                                                            ---------   ---------   ---------   ---------

Net (loss) income                                                           $    (504)  $   1,873   $   1,140   $   1,754
                                                                            =========   =========   =========   =========

Per share data:

    Basic non-GAAP income before income taxes per share                     $    0.04   $    0.06   $    0.14   $    0.19

    Basic non-GAAP tax provision per share                                  $    0.02   $    0.02   $    0.05   $    0.07
                                                                            ---------   ---------   ---------   ---------

    Basic non-GAAP net operating income per share                           $    0.02   $    0.04   $    0.09   $    0.12

    Basic non-operating (loss) income per share                             $   (0.03)  $   (0.00)  $   (0.07)  $   (0.09)
                                                                            ---------   ---------   ---------   ---------
    Basic GAAP (loss) earnings per share                                    $   (0.01)  $    0.04   $    0.02   $    0.03
                                                                            =========   =========   =========   =========

    Diluted non-GAAP income before income taxes per share                   $    0.04   $    0.06   $    0.14   $    0.19

    Diluted non-GAAP tax provision per share                                $    0.02   $    0.02   $    0.05   $    0.07
                                                                            ---------   ---------   ---------   ---------

    Diluted non-GAAP net operating income per share                         $    0.02   $    0.04   $    0.09   $    0.12

    Diluted non-operating (loss) income per share                           $   (0.03)  $   (0.00)  $   (0.07)  $   (0.09)
                                                                            ---------   ---------   ---------   ---------

    Diluted GAAP (loss) earnings per share                                  $   (0.01)  $    0.04   $    0.02   $    0.03
                                                                            =========   =========   =========   =========

    Basic weighted average shares of common stock outstanding                  50,176      50,998      50,243      51,805
                                                                            =========   =========   =========   =========

    Diluted weighted average shares of common stock outstanding                50,176      51,697      51,206      52,586
                                                                            =========   =========   =========   =========

Additional data:

    Non-GAAP pre-tax operating margin                                             5.1%        7.5%        6.2%        8.7%
                                                                            =========   =========   =========   =========

                           eSPEED, INC. & SUBSIDIARIES
                CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
                                 (IN THOUSANDS)

                                                                   Three Months Ended                Nine Months Ended
                                                              -----------------------------   -----------------------------
                                                              September 30,   September 30,   September 30,   September 30,
                                                                  2006            2005             2006           2005
                                                              -------------   -------------   -------------   -------------

Cash flows from operating activities:
         Net (loss) income                                    $        (504)  $       1,873   $       1,140   $       1,754
Adjustments to reconcile net income to net cash provided
by operating activities:
         Depreciation and amortization                                8,888           8,190          27,741          22,050
         Insurance recovery from related parties                         --              --          (3,500)             --
         Equity in net (income) loss of unconsolidated
          investments                                                    11             (10)            (34)              5
         Gain on sale of investments                                     --          (1,015)             --          (1,015)
         Deferred income tax (benefit) expense                         (223)            741            (825)            298
         Stock-based compensation                                       635             276           1,717           1,918
         Tax benefit from stock-based compensation                       13              25             106             109
         Excess tax benefit from stock based-comp                        (8)             --             (47)             --
         Issuance of securities under employee benefit plan              --              61              --             186

Changes in operating assets and liabilities:
         Receivable from related parties                              3,932          (1,757)           (744)         (6,187)
         Other assets                                                 2,657             988          (4,573)            490
         Payable to related parties                                   1,374           1,611          (2,115)         (1,056)
         Accounts payable and accrued expenses                        4,110           5,145          11,589           7,469
         Deferred income                                               (104)           (104)           (313)           (313)
                                                              -------------   -------------   -------------   -------------
         Net cash provided by operating activities                   20,781          16,024          30,142          25,708
                                                              -------------   -------------   -------------   -------------

Cash flows from investing activities:
         Insurance proceeds from related parties                         --              --           3,500              --
         Purchase of fixed assets                                    (4,087)         (3,864)         (8,755)        (11,330)
         Capitalization of software development costs                (3,358)         (5,876)        (11,658)        (15,399)
         Capitalization of patents and related defense costs           (436)           (589)         (1,011)         (1,688)
         Proceeds from sale of investments                               --           5,840              --           5,840
                                                              -------------   -------------   -------------   -------------
         Net cash used in investing activities                       (7,881)         (4,489)        (17,924)        (22,577)
                                                              -------------   -------------   -------------   -------------

Cash flows from financing activities:
         Purchase of Class A common stock                                --          (9,504)             --         (28,941)
         Proceeds from exercises of stock options and
          warrants                                                       52             121             421             433
         Excess tax benefit from stock based-comp                         8              --              47              --
         Receivable from broker on stock option exercises                --              --              --              --
                                                              -------------   -------------   -------------   -------------
         Net cash provided by (used in) financing activities             60          (9,383)            468         (28,508)
                                                              -------------   -------------   -------------   -------------

Net increase (decrease) in cash and cash equivalents                 12,960           2,152          12,686         (25,377)
                                                              -------------   -------------   -------------   -------------

Cash and cash equivalents at beginning of period                     37,495          20,567          37,070          19,884
Reverse repurchase agreements with related parties at
  beginning of period                                               140,666         161,592         141,365         189,804
                                                              -------------   -------------   -------------   -------------
Total cash and cash equivalents at beginning of period              178,161         182,159         178,435         209,688
                                                              -------------   -------------   -------------   -------------

Cash and cash equivalents at end of period                           94,149          12,291          94,149          12,291
Reverse repurchase agreements with related parties at
  end of period                                                      96,972         172,020          96,972         172,020
                                                              -------------   -------------   -------------   -------------
Total cash and cash equivalents at end of period              $     191,121   $     184,311   $     191,121   $     184,311
                                                              =============   =============   =============   =============

Supplemental cash information:
Cash paid for income taxes                                    $          46   $          --   $         145   $          --
Dividend distribution to Cantor                                          --              --           1,500              --
Contribution of license from Cantor                                      --              --           1,500              --

                           eSPEED, INC. & SUBSIDIARIES
             CONSOLIDATED STATEMENTS OF FREE CASH FLOWS (UNAUDITED)
                                 (IN THOUSANDS)

                                                                   Three Months Ended                Nine Months Ended
                                                              -----------------------------   -----------------------------
                                                              September 30,   September 30,   September 30,   September 30,
                                                                  2006            2005            2006            2005
                                                              -------------   -------------   -------------   -------------

Non-GAAP income before income taxes                           $       1,956   $       2,827   $       7,125   $       9,925

Depreciation and amortization                                         8,888           7,880          27,741          22,050
Other non-cash and non-operating items                               (1,738)           (496)         (3,265)         (6,425)
                                                              -------------   -------------   -------------   -------------
Non-GAAP income before income taxes adjusted for
  depreciation, amortization and other                                9,106          10,211          31,601          25,550
                                                              -------------   -------------   -------------   -------------

Income tax (provision) benefit on non-GAAP operating income            (739)           (827)         (2,695)         (3,379)
Income tax benefit (provision) on non-operating
  income (loss)                                                       1,045             367           2,001           3,105
Deferred income tax expense                                            (223)            741            (825)            298
Tax benefit from stock option exercises                                  13              25             106             109
Income taxes paid                                                        46              --             145              --
                                                              -------------   -------------   -------------   -------------
Decrease (increase) in current income tax payable                       142             306          (1,268)            133

Changes in related party receivable and payable, net                  5,306            (145)         (6,359)         (7,243)
Changes in other operating assets and liabilities, net                6,617           6,030           6,558           7,646
Charitable contribution Re: 9/11                                       (389)           (378)           (389)           (378)
                                                              -------------   -------------   -------------   -------------
     Net cash provided by operating activities                       20,782          16,024          30,143          25,708
                                                              -------------   -------------   -------------   -------------

Insurance proceeds from related parties                                  --              --           3,500              --
Purchases of fixed assets                                            (4,087)         (3,864)         (8,755)        (11,330)
Capitalization of software development costs                         (3,358)         (5,876)        (11,658)        (15,399)
Capitalization of patents and related defense costs                    (436)           (589)         (1,011)         (1,688)
Proceeds from sale of investments                                        --           5,840              --           5,840
                                                              -------------   -------------   -------------   -------------
     Free cash flows                                                 12,901          11,535          12,219           3,131
                                                              -------------   -------------   -------------   -------------

Related party receivable and payable, net                            (5,306)            145           6,359           7,243
                                                              -------------   -------------   -------------   -------------
     Free cash flows, net of related party activity           $       7,595   $      11,680   $      18,578   $      10,374
                                                              =============   =============   =============   =============

                          eSPEED, INC. AND SUBSIDIARIES
        RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP (UNAUDITED)
                                 (IN THOUSANDS)

                                                                   Three Months Ended                Nine Months Ended
                                                              -----------------------------   -----------------------------
                                                              September 30,   September 30,   September 30,   September 30,
                                                                  2006            2005            2006            2005
                                                              -------------   -------------   -------------   -------------

Total non-GAAP revenues                                       $      38,040   $      37,757   $     115,646   $     114,116
Insurance proceeds [a]                                                   --              --           3,500              --
Tax settlement [b]                                                       --              --             399              --
Legal settlement [c]                                                     36              --              36              --
Gain on sale of investments [d]                                          --           1,015              --           1,015
                                                              -------------   -------------   -------------   -------------
Total GAAP revenues                                           $      38,076   $      38,772   $     119,581   $     115,131
                                                              -------------   -------------   -------------   -------------

Total non-GAAP operating expenses                             $      36,084   $      34,930   $     108,521   $     104,191
Amortization of business partner and non-employee
  securities [e]                                                         --              50              19             310
Litigation costs [f]                                                    850             704           2,387           3,722
Tax settlement [g]                                                      237              --              36              --
Legal settlement [h]                                                   (700)             --            (700)             --
Accelerated amortization [i]                                             --              --           1,162              --
Office relocation costs [j]                                              --              --           3,907              --
Acquisition related costs [k]                                         2,026              --           2,026           4,124
Charitable contribution Re: 9/11[l]                                     389             378             389             378
                                                              -------------   -------------   -------------   -------------
Total GAAP operating expenses                                 $      38,886   $      36,062   $     117,747   $     112,725
                                                              -------------   -------------   -------------   -------------

Non-GAAP income before income taxes                           $       1,956   $       2,827   $       7,125   $       9,925
Sum of reconciling items = [a] + [b] + [c] + [d] - [e] -
  [f] - [g] - [h] - [I] - [j] - [k] -[l]                             (2,766)           (117)         (5,291)         (7,519)
                                                              -------------   -------------   -------------   -------------
GAAP (loss) income before income taxes                        $        (810)  $       2,710   $       1,834   $       2,406
                                                              -------------   -------------   -------------   -------------

Non-GAAP income tax provision                                 $         739   $         827   $       2,695   $       3,379
Income tax expense on non-operating income [m]                       (1,045)             10          (2,001)         (2,727)
                                                              -------------   -------------   -------------   -------------
GAAP income tax provision                                     $        (306)  $         837           $ 694   $         652
                                                              -------------   -------------   -------------   -------------

Non-GAAP net operating income                                 $       1,217   $       2,000   $       4,430   $       6,546
Sum of reconciling items = [a] + [b] + [c] + [d] - [e] -
  [f] - [g] - [h] - [I] - [j] - [k] -[l] -[m]                        (1,721)           (127)         (3,290)         (4,792)
                                                              -------------   -------------   -------------   -------------
GAAP net (loss) income                                        $        (504)  $       1,873   $       1,140   $       1,754
                                                              -------------   -------------   -------------   -------------

eSPEED, INC. AND SUBSIDIARIES
QUARTERLY MARKET ACTIVITY REPORT

The following table provides certain volume and transaction count information on the eSpeed system for the periods indicated.

-------------------------------------------------------------------------------------------------------------------------------
                                                                         3Q05       4Q05        1Q06        2Q06        3Q06
                                                                     ----------------------------------------------------------

VOLUME (IN BILLIONS)
Fully Electronic Volume - Excluding New Products                          8,014       7,500       8,957      10,235       9,381
Fully Electronic Volume - New Products*                                     376         539         524         744       1,179
                                                                     ----------------------------------------------------------
   Total Fully Electronic Volume                                          8,390       8,039       9,481      10,979      10,560
                                                                     ----------------------------------------------------------
Voice/Screen-Assisted Volume                                             12,517      11,763      13,388      14,201      14,115
                                                                     ----------------------------------------------------------
   Total Volume                                                          20,907      19,802      22,869      25,180      24,675
                                                                     ==========================================================

TRANSACTION COUNT
Fully Electronic Transactions - Excluding New Products                1,642,579   1,640,167   1,971,347   2,035,458   1,687,779
Fully Electronic Transactions - New Products*                           115,483     111,801     131,700     138,421     140,539
                                                                     ----------------------------------------------------------
   Total Fully Electronic Transactions                                1,758,062   1,751,968   2,103,047   2,173,879   1,828,318
                                                                     ----------------------------------------------------------
Voice/Screen-Assisted Transactions                                      270,494     239,984     298,822     271,368     250,097
                                                                     ----------------------------------------------------------
   Total Transactions                                                 2,028,556   1,991,952   2,401,869   2,445,247   2,078,415
                                                                     ==========================================================

                                                                     ----------------------------------------------------------
eSpeed Equities Direct Access (Number of Shares Traded In Millions)         154         147         203         171         212
                                                                     ==========================================================

Trading Days                                                                 64          61          62          63          63

                                                                          % Change       % Change
---------------------------------------------------------------------------------------------------
                                                                        3Q06 vs 2Q06   3Q06 vs 3Q05

VOLUME (IN BILLIONS)
Fully Electronic Volume - Excluding New Products                             (8.3%)        17.1%
Fully Electronic Volume - New Products*                                      58.4%        213.6%
                                                                       ----------------------------
   Total Fully Electronic Volume                                             (3.8%)        25.9%
                                                                       ============================
Voice/Screen-Assisted Volume                                                 (0.6%)        12.8%
                                                                       ----------------------------
   Total Volume                                                              (2.0%)        18.0%
                                                                       ============================

TRANSACTION COUNT
Fully Electronic Transactions - Excluding New Products                      (17.1%)         2.8%
Fully Electronic Transactions - New Products*                                 1.5%         21.7%
                                                                       ----------------------------
   Total Fully Electronic Transactions                                      (15.9%)         4.0%
                                                                       ============================
Voice/Screen-Assisted Transactions                                           (7.8%)        (7.5%)
                                                                       ----------------------------
   Total Transactions                                                       (15.0%)         2.5%
                                                                       ============================

                                                                       ----------------------------
eSpeed Equities Direct Access (Number of Shares Traded In Millions)          24.3%         37.5%
                                                                       ============================

Trading Days

*     New Products defined as Foreign Exchange, Interest Rate Swaps, Repos and
      Futures. CBOT Futures volume calculated based on per contract notional value of $200,000 for the two year contract and $100,000 for all others.

------------------------------------------------------------------------------------------------------------------------
                                                        3Q05          4Q05         1Q06           2Q06          3Q06
                                                    --------------------------------------------------------------------

Global Interest Rate Futures Volume (1)
          CBOT - US Treasury Contracts               109,470,625   101,854,952   127,606,543   128,443,758   126,285,125
          CME - Euro $ Contracts                     105,199,005    97,306,869   117,284,097   127,350,219   127,101,116
          EUREX - Bund Contracts                      66,780,116    68,817,862    85,217,459    88,078,646    72,591,730

Fed UST Primary Dealer Volume (in billions) (2)
          UST Volume                                      34,554        32,820        34,810        33,688        32,171
          Average Daily UST Volume                           540           538           561           535           511

NYSE - Volume (shares traded) - in millions (3)           98,074       105,879       108,447       121,582       108,825
         Transaction Value - in millions               3,513,352     3,738,882     4,072,426     4,627,787     3,941,583

NASDAQ - Volume (shares traded) - in millions (4)        104,927       110,647       128,566       134,155       116,510
         Transaction Value - in millions               2,353,027     2,584,578     3,070,980     3,031,230     2,587,538

                                                    % Change     % Change
-----------------------------------------------------------------------------
                                                  3Q06 vs 2Q06  3Q06 vs 3Q05

Global Interest Rate Futures Volume (1)
          CBOT - US Treasury Contracts                (1.7%)       15.4%
          CME - Euro $ Contracts                      (0.2%)       20.8%
          EUREX - Bund Contracts                     (17.6%)        8.7%

Fed UST Primary Dealer Volume (in billions) (2)
          UST Volume                                  (4.5%)       (6.9%)
          Average Daily UST Volume                    (4.5%)       (5.4%)

NYSE - Volume (shares traded) - in millions (3)      (10.5%)       11.0%
         Transaction Value - in millions             (14.8%)       12.2%

NASDAQ - Volume (shares traded) - in millions (4)    (13.2%)       11.0%
         Transaction Value - in millions             (14.6%)       10.0%

Sources: (1) Futures Industry Association - Monthly Volume Report -
             (www.cbot.com, www.cme.com, www.eurexchange.com)

         (2) www.ny.frb.org/pihome/statistics/dealer - Federal Reserve Bank

         (3) NYSE - www.nyse.com

         (4) NASDAQ - www.marketdata.nasdaq.com

----------------------------------------------------------------------
                             Trading Days
----------------------------------------------------------------------
                                 2007
                                ------

        Q1            Q2                    Q3                Q4
       ----          ----                  ----              ----
        62            63                    63                62

                                 2006
                                ------

        Q1            Q2                    Q3                Q4
       ----          ----                  ----              ----
        62            63                    63                62
                                 2005
                                ------

        Q1            Q2                    Q3                Q4
       ----          ----                  ----              ----
        61            64                    64                61
----------------------------------------------------------------------